UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PHYTOMEDICAL TECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required
☐          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

Common Stock, Par Value $0.00001

2)           Aggregate number of securities to which transaction applies:

241,487,995

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________

4)           Proposed maximum aggregate value of transaction:_________

5)           Total fee paid:_______________________________________

☐          Fee paid previously with preliminary materials.

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:______________________________

2)           Form, Schedule or Registration Statement No.:_____________

3)           Filing Party:________________________________________

4)           Date Filed:_________________________________________

PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540
Telephone: (800) 611-3388

September 20, 2011

Dear Stockholders:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of PhytoMedical Technologies, Inc. The meeting will be held at 9:00 am EST, on November 10, 2011, at 2000 Town Center, Suite 1900, Southfield, MI 48705. Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on September 6, 2011, and to guests of the Company.

Enclosed are the official notice of this meeting, a proxy statement, a form of proxy, and the 2010 Annual Report on Form 10-K for the year ended December 31, 2010.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Please note that brokers cannot vote your shares in director elections without your voting instructions. Please submit your proxy or attend the meeting and vote in person so your vote will be counted. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey 08540.

To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Amit S. Dang
Amit S. Dang
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 10, 2011:

Our Official Notice of Annual Meeting of Stockholders, Proxy Statement and
2010 Annual Report to Stockholders are available at:

http://www.phytomedical.com/investors.php#sec

PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540
Telephone: (800) 611-3388

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF PHYTOMEDICAL TECHNOLOGIES, INC. TO BE HELD NOVEMBER 10, 2011

To the Stockholders of PhytoMedical Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), will be held on November 10, 2011, at 9:00 am EST at 2000 Town Center, Suite 1900, Southfield, MI 48705. We will consider and act on the following items of business at the Annual Meeting:

1.           The election of two directors to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and have qualified or their earlier resignation, for which each of Messrs. Amit S. Dang and Jeet S. Sidhu are nominees;

2.           Approval of an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to “Ceres Ventures, Inc.”;

3.           Authorization of the Board of Directors to execute a reverse stock split of the Company's common stock on the basis of one-for-fifty;

4.           Ratification of the appointment of Peterson Sullivan, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011;

5.           Transaction of any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote FOR each of the nominees for director named above; a vote FOR the approval of changing the Company’s name, a vote FOR authorizing the Board of Directors to execute a reverse stock split of the Company’s common stock on the basis of one-for-fifty, a vote FOR the ratification of the appointment of Peterson Sullivan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and a vote FOR transacting any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on September 6, 2011 as the record date (the “Record Date”). Only holders of record of shares of our common stock as of the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered Stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Amit S. Dang
Amit S. Dang
President and Chief Executive Officer

Princeton, NJ
September 20, 2011

PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540
Telephone: (800) 611-3388

PRELIMINARY COPY - PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 10, 2011

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “PhytoMedical” refer to PhytoMedical Technologies, Inc., a Nevada corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “Stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.00001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) on behalf of PhytoMedical Technologies, Inc., a Nevada, corporation, to be voted at the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on November 10, 2011, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment(s) or postponement(s) of the Annual Meeting. This proxy statement (the “Proxy Statement”) and accompanying form of proxy are dated September 20, 2011, and are expected to be first sent or given to Stockholders on or about September 26, 2011.

The executive offices of the Company are located at, and the mailing address of the Company is, 100 Overlook Drive, 2nd Floor, Princeton, New Jersey 08540.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 10, 2011:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and
2010 Annual Report to Shareholders are available at:

HTTP://WWW.PHYTOMEDICAL.COM/INVESTORS.PHP#SEC

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, THE PROXY MATERIALS AND VOTING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including the following:

1.           The election of two directors to the Board of Directors to serve until the next Annual Meeting of stockholders or until their respective successors are duly elected and have qualified or their earlier resignation, for which each of Messrs. Amit S. Dang and Jeet S. Sidhu are nominees;

2.           Approval of an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to “Ceres Ventures, Inc.” (the “Name Change Amendment”);

3.           Authorization of the Board of Directors to execute a reverse stock split of the Company’s common stock on the basis of one-for-fifty (the “Reverse Stock Split”);

4.           Ratification of the appointment of Peterson Sullivan, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011;

5.           Transaction of any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors is not currently aware of any other business that will be brought before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact the Company by sending communications to our executive offices at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540, or by calling (800) 611-3388 and asking for Investor Relations. Eligible shareholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on September 6, 2011 (the “Record Date”). The Record Date is established by the Board of Directors as required by Nevada law. The Record Date will also be used to determine the shareholders eligible to exchange their shares pursuant to the Reverse Stock Split. On the Record Date, 241,487,995 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Holladay Stock Transfer, Inc., our stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As a beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, due to recent regulatory changes, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our Board of Directors (Proposal 1). Your broker also does not have discretionary authority to vote your shares with respect to the approval of the Name Change Amendment (Proposal 2) or the Reverse Stock Split (Proposal 3).

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of PhytoMedical Technologies, Inc. is soliciting your proxy to vote at the Annual Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on September 6, 2011.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card to the Company.

The Company intends to mail these proxy materials on or about September 26, 2011, to all stockholders of record on September 6, 2011, entitled to vote at the Annual Meeting.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is designed to be simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Mr. Amit S. Dang, to serve as the proxy for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete the entire proxy card except one or more of the voting instructions, then the designated proxy will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

When and where is the Annual Meeting being held?

The Annual Meeting will be held at 9:00 am EST on November 10, 2011, at 2000 Town Center, Suite 1900, Southfield, MI 48705.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2010, are available at:

HTTP://WWW.PHYTOMEDICAL.COM/INVESTORS.PHP#SEC

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What are my choices when voting?

In the election of directors (Proposal 1), shareholders may vote for either or both of the director nominees or may withhold their vote as to either or both of the director nominees. With respect to the approval of the Name Change Amendment (Proposal 2), the authorization of the Reverse Stock Split (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 4), shareholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominee for director.

Proposal 2—FOR the approval of the Name Change Amendment.

Proposal 3—FOR the authorization of the Reverse Stock Split.

Proposal 4—FOR the ratification of the independent registered public accounting firm.

Proposal 5—FOR the transaction of any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominee for director.

Proposal 2—FOR the approval of the Name Change Amendment.

Proposal 3—FOR the authorization of the Reverse Stock Split.

Proposal 4—FOR the ratification of the independent registered public accounting firm.

Proposal 5—FOR the transaction of any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the approval of the proposals presented in this Proxy Statement.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the election of directors (Proposal 1), the approval of the Name Change Amendment (Proposal 2), the authorization of the one-for-fifty reverse stock split (Proposal 3) or the ratification of the independent registered public accounting firm (Proposal 4).

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding common stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote “against” all other matters to be acted upon.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

Preliminary voting results will be announced at the Annual Meeting. The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540, Attn: President and Chief Executive Officer.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540, Attn: President and Chief Executive Officer, not later than July 1, 2012. You are also advised to review the Company’s Bylaws, which contain additional requirements for stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals. The ratification of the Company’s auditors is a routine proposal on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock. Accordingly, no broker non-votes will result from these proposals. The other proposals may result in broker non-votes; however, these will have no effect on or be counted towards the vote totals for, such other proposals.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please contact Mr. Amit S. Dang Investor Relations at (800) 611-3388.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our directors and executive officers. Our Board of Directors is comprised of two members. Each director holds office until a successor is duly elected or appointed. Executive officers serve at the discretion of the Board of Directors and are appointed by the Board of Directors. Also provided herein are brief descriptions of the business experience of each of the directors and officers during the past five years, and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal Securities Law.

Name	Age	Positions With Company	Director Since
Amit S. Dang (1)	31	President and Chief Executive Officer; Chief Financial Officer Treasurer and Secretary; Director	June 3, 2010

Jeet S. Sidhu	38	Director	June 3, 2010

(1) Mr. Dang was appointed President and Chief Executive Officer on June 3, 2010 and assumed his position as our Chief Financial Officer, Treasurer and Secretary on June 22, 2010.

Former Directors and Officers

Set forth below are the names of all former directors and executive officers of the Company, all positions and offices with the Company held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years.

Name	Age	Former Positions With Company	Date Assumed Position(s)	Date Resigned Position(s)
Dr. James F. Lynch (1)	50	Former President and Chief Executive Officer and Director	March 15, 2010	May 31, 2010

Greg Wujek (2)	49	Former President and Chief Executive Officer and Director	April 3, 2006	June 17, 2010

Gary Branning(3)	57	Former Chief Financial Officer and Director	September 13, 2006	June 1, 2010

Raymond Krauss(4)	48	Former Chief Financial Officer, Secretary, Treasurer, and Director	October 11, 2007	June 17, 2010

(1) Dr. Lynch was appointed a director and to the position of President and Chief Executive Officer on March 15, 2010. He resigned from all of his positions with us on May 31, 2010.

(2) Mr. Wujek resigned his position as President and Chief Executive Officer effective as of March 15, 2010. He resigned as a Director on June 17, 2010.

(3) Mr. Branning was appointed a director on September 13, 2006, and to the position of Chief Financial Officer on September 5, 2008. Mr. Branning resigned from all executive positions effective December 11, 2008. He resigned as a Director on June 1, 2010.

(4) Mr. Krauss was appointed to the positions of Chief Financial Officer, Secretary and Treasurer on December 11, 2008, to fill the vacancy created by the resignation of Mr. Branning. He resigned from all of his positions with us on June 17, 2010.

Director Nominees

This year’s nominees for Director are currently serving as Directors of the Company. The following table sets forth the names and positions of each nominee for Director and our executive officers. Additional biographical information concerning these individuals including directorships at other public companies, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors is provided in the text following the table.

Name	Position
Amit S. Dang	President, Chief Executive Officer & Chief Financial Officer and current Director
Jeet S. Sidhu	Current Director

Amit S. Dang. Mr. Dang holds a Bachelors degree (B.B.A.) in Finance from Wayne State University (2003), with advanced academic studies in contract, criminal, civil, and policy law; management, finance, logistics, and strategy; and audit theory; from Michigan State University (2003-2004), The University of Michigan (2004-2006), and the Institute of Internal Auditors (2006-2008), respectively. From February 2006 to June 2006, Mr. Dang was employed as a Business Process and Development Consultant for Sterling Solutions and Systems. From June 2006 to May 2008, Mr. Dang worked as a Risk and Performance Services Consultant at Crowe Horwath, where he specialized in identifying high-risk areas for public and private companies and helped develop and re-engineer core business processes for greater efficiency and control. Since May 2008, Mr. Dang has served as the Managing Director for Infinitus Ventures, facilitating the early incubation, capital funding, and development of client companies. In addition, Mr. Dang provides consulting services to Companies in the process of transitioning into alternative business ventures. From October 13, 2009 through May 11, 2010, Mr. Dang served as the President, Chief Executive Officer and Chief Financial Officer of HepaLife Technologies, Inc. From August 30, 2010 to August 29, 2011, Mr. Dang served as President, Chief Executive Officer, Chief Financial Officer and Director of NDB Energy, Inc. Mr. Dang continues to serve as the Chief Financial Officer and Director of NDB Energy, Inc. In light of our current circumstances, Mr. Dang’s financial and accounting background and his experience with companies transitioning to other business ventures make him particular qualified to on our board of directors during this important transitional period in our corporate history.

Jeet S. Sidhu. Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance in 1995. From 2002-2009, Mr. Sidhu was Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations. Mr. Sidhu served as a member of the Board of Directors for U.S. Petroleum Corporation from August 2003 until August 2006. Mr. Sidhu served as a Director of Entheos Technologies, Inc. from September 8, 2008 to August 26, 2010. Mr. Sidhu currently serves as a member of the Board of Directors of MicroChannel Technologies, Inc. Mr. Sidhu was invited to join the Board of Directors due to his experience with public companies in the matters relating to business development, financial reporting and legal compliance.

CONSIDERATION OF DIRECTOR NOMINEES

Director Qualifications

We believe the Board, to the extent that our limited resources permit, should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to the Company's operations and interests. Each director also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to the business of the Company; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn our business; and represent the long-term interests of all Stockholders.

The Board has determined that the Board of Directors as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. The Board believes it should be comprised of persons with skills in areas such as: finance; real estate; banking; strategic planning; human resources and diversity; leadership of business organizations; and legal matters. The Board may also consider in its assessment of the Board’s diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity.

In addition to the targeted skill areas, the Board looks for a strong record of achievement in key knowledge areas that it believes are critical for directors to add value to the Board, including:

•	Strategy – knowledge of the Company business model, the formulation of corporate strategies, knowledge of key competitors and markets;

•	Leadership – skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;

•	Organizational Issues – understanding of strategy implementation, change management processes, group effectiveness and organizational design;

•	Relationships – understanding how to interact with investors, accountants, attorneys, management companies, analysts, and communities in which the Company operates;

•	Functional Matter – understanding of finance and accounting, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing; and

•	Ethics – the ability to identify and raise key ethical issues concerning the activities of the Company and senior management as they affect the business community and society.

Nomination Procedures

We have no nominating committee, and all nominating functions are handled directly by the full Board of Directors, which the Board believes is the most effective and efficient approach, based on the size of the Board and the current and anticipated operations and needs of the Company. As outlined above in selecting a qualified nominee, the Board considers such factors as it deems appropriate which may include: the current composition of the Board; the range of talents of the nominee that would best complement those already represented on the Board; the extent to which the nominee would diversify the Board; the nominee's standards of integrity, commitment and independence of thought and judgment; and the need for specialized expertise. Applying these criteria, the Board considers candidates for Board membership suggested by its members, as well as management and Stockholders. Stockholders of record may nominate directors in accordance with the Company's Bylaws which require among other items notice sent to the Company's Secretary not less than 60 days prior to a Stockholder meeting that will include the election of board members. No nominations other than those made by the Board were received for the Annual Stockholder Meeting.

Code Of Ethics

We have adopted a Code of Ethics that applies to all of the Company’s officers, directors and employees, including its Chief Financial Officer and Chief Executive Officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and applicable Financial Industry Regulatory Authority (“FINRA”) listing standards. Accordingly, the Code of Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code of Ethics, and accountability.

Corporate Governance

We have adopted Corporate Governance Guidelines applicable to its Board of Directors.

Director Independence

Our securities are not listed on a U.S. securities exchange and, therefore, is not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that Mr. Sidhu is independent from the Company’s management and qualifies as an “Independent Director” under the standards of independence under the applicable FINRA listing standards. This means that, in the judgment of the Board of Directors, Mr. Sidhu (1) is not an officer or employee of the Company or its subsidiaries, or (2) has not had any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. Upon the Company’s listing on any national securities exchange or any inter-dealer quotation system, it will elect such independent directors as is necessary under the rules of any such securities exchange.

Certain Relationships

There are no family relationships among or between any of our officers and directors.

Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time. Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest. We are not aware of the existence of any conflict of interest as described herein.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

Based on information provided to the Company, it is believed that all of the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2010, all of the Company’s directors, executive officers and Company’s common stock were in compliance with section 16(a) of the Exchange Act of 1934.

Legal Proceedings

During the past ten years none of our directors, executive officers, promoters or control persons has been:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•	the subject of any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) any Federal or State securities or commodities law or regulation; or

(ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

•
any federal or state judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); and

•	any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Compensation of Directors

Our Board of Directors determines compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

•	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;

•	compensation should align the directors’ interests with the long-term interests of stockholders; and

•	compensation should assist with attracting and retaining qualified directors.

Under our current compensation policy, non-employee directors are paid $250 per month.

Mr. Dang is compensated at the rate of $2,500 per month in his capacity as our President and Chief Executive Officer pursuant to the Executive Services Agreement between Mr. Dang and us.

Directors are entitled to participate in, and have been issued options under, our 2005 Stock Plan. We also reimburse directors for any actual expenses incurred to attend meetings of the Board.

The following table provides information regarding all compensation paid to our non-employee directors during the fiscal year ended December 31, 2010:

	Director Compensation
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Gary Branning (3)	$1,600	$6,000	$7,600
Raymond Krauss (4)	1,600	6,000	7,600
Greg Wujek (5)	750	12,000	12,750
Jeet S. Sidhu (6)	5,250	—	5,250
Total director compensation	$9,200	$24,000	$33,200

(1) The amounts in this column represent the monthly cash meeting fee earned by or paid to our non-employee directors for service during the fiscal year ended December 31, 2010.

(2) This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(3) Mr. Branning was appointed to the Board of Directors on September 13, 2006 and to the positions of Chief Financial Officer on September 5, 2008. Mr. Branning resigned as our Chief Financial Officer, effective December 11, 2008 and as one of our Directors on June 1, 2010. Mr. Branning received compensation as a non-employee director. He did not receive compensation for the period of time when he served as our Chief Financial Officer.

On March 15, 2010, we granted Mr. Branning a stock option to purchase up to 200,000 shares of our common stock at an exercise price of $0.04 per share. The grant date fair value of the 200,000 stock options granted to Mr. Branning on March 15, 2010, was $6,000 using the Black-Scholes option pricing model with the following weighted average assumptions: expected volatility of 114.7%, risk-free interest rate of 3.2%, expected life of six years, and a 0% dividend yield.

As of his resignation date as one of our Directors, none of the 200,000 stock options previously granted to Mr. Branning on March 15, 2010 had vested and the options have been forfeited.

(4) Mr. Krauss was appointed to the positions of Chief Financial Officer, Secretary and Treasurer on December 11, 2008. M. Krauss resigned from all positions with us on June 17, 2010. Mr. Krauss received compensation as a non-employee director. He did not receive additional compensation for the period of time when he served as our Chief Financial Officer.

On March 15, 2010, we granted Mr. Krauss a stock option to purchase up to 200,000 shares of our common stock at an exercise price of $0.04 per share. As of his resignation date as one of our Directors, none of the 200,000 stock options previously granted to Mr. Krauss on March 15, 2010 had vested and the options have been forfeited.

(5) On April 3, 2006, we appointed Mr. Wujek to the positions of President and Chief Executive Officer and as a Director. Mr. Wujek resigned his position as President and Chief Executive Officer effective as of March 15, 2010. On March 15, 2010, as compensation for providing services as a non-employee director, we granted Mr. Wujek a stock option to purchase up to 400,000 shares of our common stock at an exercise price of $0.04 per share. Mr. Wujek’s option grant of 400,000 shares vested as follows: 200,000 on the date of grant; 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013.

Pursuant to the terms of the option agreement between us and Mr. Wujek, the option to purchase up to 400,000 shares of our common stock terminated at such time as Mr. Wujek ceased to serve as one of our directors. Mr. Wujek then would have 90 days to exercise the option to the extent vested.

On June 17, 2010, Mr. Greg Wujek tendered his resignation as one of our Directors, effective as of that date. Of the 400,000 stock options previously granted to Mr. Wujek on March 15, 2010, 200,000 had vested and were exercisable through September 19, 2010. All 400,000 stock options granted to Mr. Wujek on March 15, 2010 expired unexercised.

(6) Mr. Sidhu was appointed one of our Directors on June 3, 2010.

Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer serves as Chairman of our Board of Directors. We feel that in this combined role, he can provide unique insight into the company’s business, industry, and strategic opportunities, consistent and reliable communication between our board and management, clear accountability for the execution of our strategy, effective decision-making, and alignment on corporate strategy. We do not have a lead independent director.

The Board believes full and open communication between it and management is essential for effective risk management and oversight. Members of our board meet regularly with our chief executive officer to discuss strategy and risks facing the company. Our Chief Executive Officer attends the quarterly board meetings and is available to address any questions or concerns raised by the board on risk management-related and any other matters. Our Chief Executive Officer is also asked to contribute to the agenda for these meetings, so that each functional division of the company can identify topics that may require board attention. Each quarter our chief executive officer presents to the board on strategic matters involving our operations and strategic initiatives and discusses with the board key strategies, challenges, risks, and opportunities for the company.

Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, is responsible for the oversight of risk management. In its risk oversight role, the Board of Directors monitors whether the risk management processes that management has designed and implemented are effective both as designed and as executed.

Communications with the Board of Directors

Stockholders and other interested persons may send communications to the Board of Directors, including to any of our non-management directors, our Chairman or any committee of the Board by writing to them at PhytoMedical Technologies, Inc., 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540, Attention: President and Chief Executive Officer. The President and Chief Executive Officer will distribute all stockholder communications to the intended recipients.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

The Company does not currently have any standing committees of the Board of Directors and, accordingly, there are no formal committee charters. The full Board of Directors is responsible for performing the functions of the: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. We do not have a policy requiring director attendance at shareholder meetings, but members of our Board of Directors are encouraged to attend. Two members of the Board of Directors attended the Company’s most recent annual meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 9, 2011 by (i) each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our common stock; (ii) each of our directors; each of our named executive officers; and (iii) all of our directors and executive officers as a group.

Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares.

Name and Address of Beneficial Owner	Positions and Offices Held	Number of Shares Beneficially Owned(1)	Percent of Class(1)

Amit S. Dang 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, and Director	1,500	*	%

Jeet S. Sidhu 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540	Director	164,800	*	%

1420525 Alberta Ltd.(2) 1628 West 1st Avenue, Suite 216 Vancouver, British Columbia, V6J 1G1	Stockholder	85,730,171	35.5%

All Directors and Officers as a Group (2 persons)		166,300	*	%

* less than 1%

(1) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 241,487,995 shares of common stock issued and outstanding on a fully diluted basis as of August 9, 2011. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2) 1420525 Alberta Ltd., is a private Alberta corporation wholly owned by Mr. Harmel Rayat, a former officer, former director, and former majority stockholder. In such capacity, Mr. Rayat may be deemed to have beneficial ownership of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who beneficially own more than 10% of our common stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2010, all filings required by our executive officers, directors and greater than 10% beneficial owners under Section 16(a) were timely made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We do not have a formal written policy for the review and approval of transactions with related parties. However, our employees are expected to disclose personal interests that may conflict with ours and they may not engage in personal activities that conflict with their responsibilities and obligations to us. If any actual or potential conflict of interest is reported, our entire Board of Directors and outside legal counsel annually review all transactions and relationships disclosed and the board makes a formal determination regarding each director's independence. If the transaction is deemed to present a conflict of interest, the Board of Directors will determine the appropriate action to be taken.

Director and Management Fees- Related Party

On June 3, 2010, in order to fill vacancies created by the resignations of Mr. Lynch and Mr. Branning, the Board of Directors appointed Messrs. Amit S. Dang and Jeet S. Sidhu to our Board of Directors. The Board of Directors also approved the terms of an Interim Executive Services Agreement between us and Mr. Dang (the “Executive Services Agreement”) pursuant to which Mr. Dang was appointed our President and Chief Executive Officer. On June 22, 2010, in order to fill the vacancy created by the resignation of Mr. Krauss, the Board of Directors also appointed Mr. Dang to serve as our Interim Chief Financial Officer, Treasurer, and Secretary. Mr. Dang receives compensation of $2,500 per month during the term of the Executive Services Agreement. We may terminate the Executive Services Agreement at any time with or without cause.

Convertible Notes Payable – Current

Sidhu Convertible Note

On May 20, 2011, the Company issued a one year convertible promissory note in the amount of $100,000 to Mr. Jeet Sidhu (the “Sidhu Convertible Note”), one of the Company’s non-employee directors. The Sidhu Convertible Note bears interest at the rate of 8.5% per annum, which interest is accrued and payable on the maturity date of the Sidhu Convertible Note. As long as the Sidhu Convertible Note remains outstanding and not fully paid, the holder has the right, but not the obligation, to convert all or any portion of the aggregate outstanding principal amount of the Sidhu Convertible Note, together with all or any portion of the accrued and unpaid interest into that number of shares, subject to certain terms and conditions, of the Company’s common stock equal to the amount of the converted indebtedness divided by $0.01 per share. In the event of default, as defined in the Sidhu Convertible Note agreement, the annual interest rate increases to 10% and is due on demand. Certain events of default will result in all sums of principal and interest then remaining unpaid immediately due and payable, upon demand of the holder. The issuance of the Sidhu Convertible Note did not result in a beneficial conversion feature.

Convertible Note Payable

On March 2, 2010, the Company issued a one year convertible promissory note in the amount of $40,000 to a non-affiliated third party. The convertible note bore interest at the rate of 8.5% per annum, which interest was accrued and payable on the maturity date of the convertible promissory note. As long as the convertible promissory note remained outstanding and not fully paid, the holder had the right, but not the obligation, to convert all or any portion of the aggregate outstanding principal amount of the convertible promissory note, together with all or any portion of the accrued and unpaid interest into that number of shares, subject to certain terms and conditions, of the Company’s common stock equal to the amount of the converted indebtedness divided by $0.01 per share. In the event of default, as defined in the Convertible Promissory Note agreement, the annual interest rate increased to 10% and was due on demand. Certain events of default result in all sums of principal and interest then remaining unpaid immediately due and payable, upon demand of the holder. The Company did not repay the outstanding principal balance of the convertible note and the accrued interest thereon on March 1, 2011, the maturity date of the convertible note, triggering an event of default. As a result, the Company began accruing interest on the principal balance at the annual default rate of 10%. On May 23, 2011, the Company repaid to the note holder the principal balance of the Convertible Promissory Note and the related accrued interest of $4,300.

Notes Payable and Convertible Note Payable – Long Term

The Company had arranged with Mr. Harmel S. Rayat, its former Chief Financial Officer, Director, and majority Stockholder of the Company, a loan amount up to $2,500,000 that may be drawn down on an “as needed basis” at a rate of prime plus 3%. Effective September 15, 2008, Mr. Rayat and the Company terminated this loan agreement. At December 31, 2009, the Company had an unsecured promissory note pursuant to this loan agreement in the amount of $750,000 payable to Mr. Rayat, which was due on March 8, 2006, and bore interest at an annual rate of 8.5%. On March 1, 2010, Mr. Rayat agreed to convert the then outstanding balance of the note payable ($750,000) and accrued and unpaid interest ($317,527) thereon to a fixed three (3) year term convertible note, totaling $1,067,527 (the “Rayat Convertible Note”). The Rayat Convertible Note bears interest at the rate of 8.5% per annum, which interest is accrued and payable on the maturity date of the Rayat Convertible Note. As long as the Rayat Convertible Note remains outstanding and not fully paid, Mr. Rayat has the right, but not the obligation, to convert all or any portion of the aggregate outstanding principal amount of the Rayat Convertible Note, together with all or any portion of the accrued and unpaid interest into that number of shares, subject to certain terms and conditions, of the Company’s common stock equal to the amount of the converted indebtedness divided by $0.01 per share. In the event of default, as defined in the Convertible Promissory Note agreement, the annual interest rate increases to 10% and is due on demand. The Company may, in its discretion, redeem the Rayat Convertible Note at any time prior to the maturity date of the Rayat Convertible Note. Certain events of default will result in all sums of principal and interest then remaining unpaid immediately due and payable, upon demand of Mr. Rayat.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee. During 2010 and the subsequent period to September 6, 2011, no executive officer or former executive officer of the Company voted on any decision relating to compensation matters of the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors consists of two members. Each Director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by the affirmative vote of a majority of the votes duly cast at the Annual Meeting. Should any nominee be unwilling or unable to serve as a Director, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election of another person designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of Directors constituting the full Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

PROPOSAL. 2

CHANGE OF COMPANY’S NAME TO CERES VENTURES, INC.

Since incorporation the Company has focused its activities on the development (in particular pharmaceutical technologies and products) and, where warranted, acquisition of rights to obtain licenses to technologies and products that are being developed by third parties, primarily universities and government agencies, through sponsored research and development agreements. As of September 1, 2010, all of our business relationships have been terminated and we have been deemed a “shell company” under SEC rules. Accordingly, we are currently undertaking efforts to identify new commercial opportunities. The Board of Directors believes that by changing the Company’s name to Ceres Ventures, Inc., the Company can expand the scope of commercial opportunities it may enter into and not limit itself to the pharmaceutical/medical sector.

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote at the annual meeting will be required to effect the change of the Company’s name to Ceres Ventures, Inc. Once approved, the Company will file the necessary paperwork with the State of Nevada, the SEC and the Financial Industry Regulatory Authority to effect the name change. The Company anticipates effecting the name change on November 21, 2011, subject to regulatory approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF CHANGING THE COMPANY’S NAME TO CERES VENTURES, INC.

PROPOSAL NO. 3

AUTHORIZE THE BOARD OF DIRECTORS TO
EFFECT A ONE-FOR-FIFTY REVERSE STOCK SPLIT

Our Board of Directors has determined it is in the Company’s best interest to execute a reverse stock split of the Company’s common stock on the basis of one-for-fifty.

The Reverse Stock Split will reduce the number of issued and outstanding shares of our common stock and will effectively increase the number of authorized and unissued shares of our common stock available for future issuance.

Each fifty shares of Common Stock outstanding at the effective date of the Reverse Stock Split (the “Effective Date”) will automatically become one share of common stock, with all fractional shares being rounded up to the nearest whole share. The table below sets forth, as of the Record Date and as of the Effective Date, the following information both before and after the proposed Reverse Stock Split:

•	the number of shares of common stock issued and outstanding; and
•	the number of authorized but unissued and unreserved shares of common stock.

	Capital Structure (As of Record Date)	Capital Structure after Reverse Stock Split (On Effective Date)
Issued and outstanding Common Stock	241,487,995	4,829,599	(1)
Issued and outstanding Preferred Stock	-0-	-0-
Authorized but unissued and unreserved Common Stock	1,758,512,005	1,995,170,401	(2)

(1) Approximate number of shares of Common Stock issued and outstanding after the Reverse Stock Split, subject to increase for rounding of fractional shares.

(2) Approximate number of shares of Common Stock authorized but unissued and reserved after the Reverse Stock Split, subject to decrease for rounding up of fractional shares.

Purposes for Reverse Stock Split and Effect on Common Stock

As shown in the table above, the Reverse Stock Split of the outstanding shares of our common stock will reduce the number of issued and outstanding shares of our common stock and effectively increase the number of authorized and unissued shares of our common stock available for future issuance. The Board of Directors believes that the Reverse Stock Split will facilitate any future financing transactions.

The Board of Directors hopes that the Reverse Stock Split will result in a higher per share market price of the common stock. In addition, the brokerage commissions on the purchase or sale of stock with a relatively low per share price generally tend to represent a higher percentage of the sales price than the commission charges on a stock with a relatively high per share price. The Board of Directors believes these issues are best addressed by increasing the value per share of the common stock, which we believe will occur as a result of the Reverse Stock Split.

On the Effective Date, fifty shares of common stock will automatically be combined and changed into one share of common stock. No additional action on our part or any stockholder will be required in order to effect the Reverse Stock Split. Certificates that represent pre-Reverse Stock Split shares will automatically, and without any action on the part of any person, represent one-fiftieth of such pre-Reverse Stock Split shares, subject to rounding for fractional shares, following the Effective Date. The record date for determining shareholders eligible to exchange their shares under the Reverse Stock Split has been set as of the close of business on September 6, 2011.

No fractional shares of post-Reverse Stock Split common stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Stock Split common stock, will, upon surrender of their certificates representing shares of pre-Reverse Stock Split common stock, receive a full share of our common stock regardless of the size of the fractional share.

We will obtain a new CUSIP number for our common stock prior to the Reverse Stock Split. Following the effectiveness of the Reverse Stock Split, every fifty shares of common stock presently outstanding, without any action on the part of the stockholder, will represent one share of common stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of common stock.

The Company does not currently have any plans, arrangements or understandings with respect to the increased number of authorized but unissued and unreserved shares of common stock that will be available following the proposed Reverse Stock Split.

Federal Income Tax Consequences of the Reverse Stock Split

The combination of fifty shares of pre-Reverse Stock Split common stock into one share of post-Reverse Stock Split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Stock Split common stock will be transferred to the post-Reverse Stock Split common stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all Stockholders. Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote at the annual meeting will be required to effect the Reverse Stock Split. Once approved, the Company will file the necessary paperwork with the State of Nevada, the SEC and FINRA to effect the Reverse Stock Split. The Company anticipates effecting the Reverse Stock Split on November 21, 2011, subject to regulatory approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF AUTHORIZING THE BOARD OF DIRECTORS
TO EFFECT A ONE-FOR-FIFTY REVERSE STOCK SPLIT

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Peterson Sullivan, LLP (“Peterson Sullivan”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011, and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. Representatives of Peterson Sullivan are not expected to be present at the annual meeting.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Peterson Sullivan as the Company’s independent registered public accountants. However, the Board of Directors is submitting the selection of Peterson Sullivan to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Peterson Sullivan.

Principal Accountant Fees and Services

The Board selected Peterson Sullivan as the independent registered public accounting firm to audit the financial statements of the Company for its fiscal year ended December 31, 2010. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity otherwise than as independent accountants.

The Company does not currently have an audit committee.

The following table presents aggregate fees for professional services rendered by Peterson Sullivan for the years ended December 31, 2010 and 2009.

	Year Ended
	December 31,
	2010	2009
Audit fees	$30,186	$27,858
Audit-related fees	9,614	-
Tax fees	6,506	4,840
Total fees	$46,306	$32,698

Audit Fees

Audit Fees for the years ended December 31, 2010 and 2009 totaled $58,044 and consist of the aggregate fees billed by Peterson Sullivan for the audit of the consolidated financial statements included in our Annual Report on Form 10-K and review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2010 and 2009.

Audit-Related Fees

Audit-related fees for the years ended December 31, 2010 and 2009 totaled $9,614 and consist of the aggregate fees billed by Peterson Sullivan for the review and providing of consents for our Form S-1 and amendments thereto that were filed with the Securities and Exchange Commission.

Tax Fees

Tax Fees for the years ended December 31, 2010 and 2009 totaled $11,346 and consist of the aggregate fees billed by Peterson Sullivan for professional services rendered for tax compliance, tax advice and tax planning.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF RATIFICYING THE SELECTION OF PETERSON SULLIVAN

EXECUTIVE COMPENSATION

The following table and descriptive materials set forth information concerning compensation earned for services rendered to us by: the Chief Executive Officer (the “CEO”); the Chief Financial Officer (the “CFO”); and the three other most highly-compensated executive officers other than the CEO and CFO who were serving as our executive officers at the end of the 2010 fiscal year (the “Named Executive Officers”).

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our Board of Directors. In this connection the Board has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. In 2010, we designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;
•	motivate and reward executives whose experience and skills are critical to our success;
•	reward performance; and
•	align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by the Named Executive Officers during the fiscal years ended December 31, 2010 and 2009.

Name and Principal Position	Year Ended December 31,	Salary ($) (5)	Option Awards ($) (6)	All Other Compensation($) (7)	Total ($)

Amit S. Dang (1)	2010	$35,000	$-	$-	$35,000
President, Chief Executive Officer, Chief Financial Officer, Director	2009	$-	$-	$-	$-

Dr. James F. Lynch (2)	2010	$47,217	$160,000	$2,918	$210,135
Former President, Chief Executive Officer, Former Director	2009	$-	$-	$-	$-

Greg Wujek (3)	2010	$50,997	$-	$-	$50,997
Former President, Chief Executive Officer, Former Director	2009	$237,557	$-	$25,495	$263,052

Raymond Krauss (4)	2010	$-	$-	$-	$-
Former Chief Financial Officer, Secretary, Treasurer, Former Director	2009	$-	$-	$-	$-

(1) Mr. Dang was appointed President and Chief Executive Officer on June 3, 2010, and assumed his position as our Chief Financial Officer, Treasurer and Secretary on June 22, 2010. The Board of Directors approved the terms of an Interim Executive Services Agreement between us and Mr. Dang pursuant to which Mr. Dang receives compensation of $2,500 per month during the term of the Executive Services Agreement. The Executive Services Agreement may be terminated at any time with or without cause by the Company.

(2) Dr. Lynch was appointed a director and to the position of President and Chief Executive Officer on March 15, 2010. He resigned from all of his positions with us on May 31, 2010. Simultaneously with his appointment we entered into an employment agreement with Dr. Lynch .

In consideration of his employment we paid Dr. Lynch an annual salary of $248,000 and reimbursement of his health insurance premiums in the amount of $1,350 per month. The Board of Directors also granted Dr. Lynch an option to acquire up to 4,000,000 shares of our common stock at an exercise price of $0.04 per share, none of which vested prior to his resignation.

(3) On April 3, 2006, we appointed Mr. Greg Wujek to the positions of President and Chief Executive Officer and as a Director. Pursuant to an employment agreement with Mr. Wujek, the Board approved an annual salary of $225,000, a one-time payment of $16,437 for reimbursement of certain expenses incurred in connection with the acceptance of employment, and a stock option to purchase up to 2,250,000 shares of our common stock, subject to certain vesting requirements, at an exercise price of $1.22.

On August 1, 2006, we cancelled the stock option granted to Mr. Wujek in April 2006 for 2,250,000 stock options and simultaneously entered into a stock option agreement with Mr. Wujek for the purchase of up to 2,000,000 shares of common stock, subject to certain vesting requirements, at an exercise price of $0.52 per share, expiring July 31, 2016.

On March 15, 2010, as compensation for providing services as a non-employee director, we granted Mr. Wujek a stock option to purchase up to 400,000 shares of our common stock at an exercise price of $0.04 per share. Mr. Wujeks’s option grant of 400,000 shares vested as follows: 200,000 on the date of grant; 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013.

Pursuant to the terms of the option agreement between us and Mr. Wujek, the option to purchase up to 400,000 shares of our common stock terminated at such time as Mr. Wujek ceased to serve as one of our directors. Mr. Wujek then would have 90 days to exercise the option to the extent vested.

On June 17, 2010, Mr. Greg Wujek tendered his resignation as one of our Directors, effective as of that date. Of the 400,000 stock options previously granted to Mr. Wujek on March 15, 2010, 200,000 had vested and were exercisable through September 19, 2010. All 400,000 stock options granted to Mr. Wujek on March 15, 2010 expired unexercised. During the year ended December 31, 2010, the Company recorded stock compensation of $6,152 for the amortization of the 400,000 stock options granted to Mr. Wujek and a reversal of stock compensation expense of $152 for the same stock option for a net $6,000 recorded as stock compensation expense during the year ended December 31, 2010.

(4) Mr. Krauss was appointed to the Board of Directors on October 11, 2007. He was appointed to the positions of Chief Financial Officer, Secretary and Treasurer on December 11, 2008. Mr. Krauss resigned from all positions with us on June 17, 2010. Mr. Krauss received compensation as a non-employee director, he did not receive additional compensation for the period of time when he served as our Chief Financial Officer.

(5) This column includes both employee and employer related payroll taxes paid on behalf of the employee.

(6) This column reflects the grant date fair value of option awards as determined in accordance with FASB ASC Topic 718.

(7) Represents amounts paid for health care insurance.

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END

We have no equity awards outstanding at December 31, 2010.

Changes in Control

There are no understandings or agreements known by management at this time which would result in a change in control.

Employment Agreements

We have entered into an Executive Services Agreement with Mr. Amit S. Dang which can be terminated by either party with or without cause at any time upon written notice.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may deliver only one copy of this Proxy Statement and the annual report to multiple stockholders who share an address unless that nominee or the Company has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and the annual report to a stockholder at a shared address to which a single copy of the document was delivered. A stockholder who wishes to receive a separate copy of our proxy statements and annual reports, now or in the future, should submit a written request to the Company at 100 Overlook Drive, 2nd Floor, Princeton, NJ 08540. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR THE NEXT ANNUAL MEETING

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2012 Annual Meeting of Stockholders, they must deliver a written copy of their proposal no later than July 1, 2012. If the date of next year’s Annual Meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must be timely received and comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company will provide to each person to whom a Proxy Statement is delivered a copy of any or all of the information that has been incorporated by reference in the Proxy Statement, but not delivered with the Proxy Statement. We will provide this information upon written or oral request at no cost to the requester.

Contact us at:
PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540
Telephone: (800) 611-3388

You may read and copy all or any portion of the Proxy Statement or any other information, which we filed at the SEC’s public reference rooms in Washington, D.C., New York City and Chicago, Illinois. The address for the SEC’s public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. You may request copies of these documents, upon payment of a duplicating filing fee, by writing to the SEC. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to you free of charge at the SEC’s web site at http://www.sec.gov.

Date: September 20, 2011

PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540
Telephone: (800) 611-3388

PROXY FOR
THE 2011 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of PhytoMedical Technologies, Inc.

The undersigned, a stockholder of PhytoMedical Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Amit S. Dang the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the common stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

		FOR	AGAINST	ABSTENTION
ITEM 1	To elect directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and have qualified.

	Mr. Amit S. Dang	☐	☐	☐
	Mr. Jeet S. Sidhu	☐	☐	☐

ITEM 2.	To ratify the appointment of Peterson Sullivan, LLP for the fiscal year ending December 31, 2011.	☐	☐	☐

ITEM 3.	To change the Company’s name to Ceres Ventures, Inc.	☐	☐	☐

ITEM 4.	To effect a 1-for-50 reverse stock split.	☐	☐	☐

ITEM 5.	To transact any such other business as may properly come before the meeting or an adjournment (s) therefore.	☐	☐	☐

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:	SIGNATURE:

NO. OF SHARES:	PRINT NAME:

[INSERT 10-K FOR FISCAL YEAR 2010]